                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 28, 1997 included in AMF Bowling, Inc.'s Form S-1 Registration Statement (No. 333-34099) and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Richmond, Virginia
October 30, 1997